Assets classified as held for sale	12 Months Ended
Dec. 31, 2024
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets classified as held for sale
5.21 Assets classified as held for sale
As at December 31, 2024, no assets were classified as held for sale and no transactions involving the reclassification of assets into this category occurred during the current financial year. This status reflects the fact that all assets continue to be used in the Group’s operations and that, at the date of preparation of the financial statements, no disposal is anticipated that would meet the criteria for reclassification as held for sale.
BliNK Biomedical SAS
Valneva previously held a 48.9% equity interest in BliNK Biomedical SAS, Marseille (BliNK), a private company not listed on a stock exchange. As a result of the management's intent to sell the equity interest, it was classified as an asset held for sale as of June 30, 2022.
On September 8, 2023, the Company sold its equity interest in BliNK. The proceeds of the sale amounted to €2.4 million. For the year ended December 31, 2023 the final sale resulted in a profit of €0.2 million. The transaction stipulates an earn-out component which entitles the Company to receive 0.006491% for each equity interest share of BliNK’s net revenue over a period of seven years. The Company has assessed the fair value of the earn-out component as at December 31, 2024 and 2023 to be immaterial.
Divestment of CTM Unit in Solna, Sweden
Valneva decided to divest its Clinical Trial Materials unit in Solna. The transfer of ownership of the unit took effect on July 1, 2023. With the payment of the proceeds, no remaining assets or liabilities held for sale were shown for the CTM unit as of December 31, 2024 and 2023.